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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       October 2, 2000
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                                Infogrames, Inc.
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               (Exact name of registrant as specified in charter)


          Delaware                      0-27338              95-3825313
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(State or other jurisdiction of  (Commission file number) (IRS employer
          incorporation)                                   identification no.)

417 Fifth Avenue, New York, NY                                    10016
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(Address of principal executive offices)                        (Zip code)


Registrant's telephone number, including area code          (212) 726-6500
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                                 Not applicable
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          (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Effective October 2, 2000, INA Merger Sub, Inc. ("Merger Sub"), a California corporation and a wholly-owned subsidiary of Infogrames, Inc., a Delaware corporation (the "Company"), merged (the "Merger") with and into Infogrames North America, Inc., a California corporation ("INA"), pursuant to an Agreement and Plan of Merger, dated as of September 6, 2000, by and among the Company, Merger Sub, Infogrames Entertainment SA, a corporation organized under French law ("Parent"), California U.S. Holdings, Inc., a California corporation and a wholly owned subsidiary of Parent ("CUSH"), and INA (the "Merger Agreement").

         At the effective time of the Merger, CUSH, as the sole shareholder of INA, received 28,000,000 shares of common stock, par value $0.01 per share ("Common Stock"), of the Company. In addition, in connection with the Merger, Parent converted approximately $128.6 million of intercompany debt into 20,089,224 shares of Common Stock, and Parent and CUSH exercised warrants to purchase 955,000 shares of Common Stock at $0.05 per share in accordance with their respective terms. The terms of the Merger were determined through arms-length negotiations by the parties.

         On September 12, 2000, the Company filed with the Securities and Exchange Commission and mailed to its stockholders an Information Statement on
Schedule 14C (the "Information Statement"), which contains a detailed description of the Merger and the full text of the Merger Agreement. The Information Statement is filed as an exhibit to this report and is incorporated herein by reference. The foregoing description of the terms and provisions of Merger is qualified in its entirety by reference to the Information Statement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

       (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. The audited financial statements of INA and Infogrames Entertainment, Inc. are incorporated herein by reference to Exhibit C to the Information Statement.

       (b) PRO FORMA FINANCIAL INFORMATION. The pro forma consolidating financial statements of the Company and INA for the period ended June 30, 2000 are incorporated herein by reference to Exhibit D to the Information Statement.

       (c) EXHIBITS

             2.1 Agreement and Plan of Merger, dated as of September 6, 2000, among the Company, Merger Sub, Parent, CUSH and INA, is incorporated by reference to Exhibit A to the Company's Information Statement on Schedule 14C filed on September 12, 2000.

             99.1 Information Statement of the Company on Schedule 14C filed on September 12, 2000 is incorporated herein by reference.

             99.2   Press release of the Company, dated October 3, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 6, 2000

                                                INFOGRAMES, INC.

                                                 By: /s/ DAVID J. FREMED
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                                                         David J. Fremed
                                                         Chief Financial Officer